UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  DECEMBER 23, 2003
LOTUS PACIFIC, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE
000-24999
52-1947160
(STATE OR OTHER JURISDICTION OF INCORPORATION)
(COMMISSION FILE NUMBER)
(IRS EMPLOYER
IDENTIFICATION NO.)

2402 MICHELSON DRIVE, SUITE 220, IRVINE, CA	92612
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:	(949) 475-1880

ITEM 5.	OTHER EVENTS.

SIGNFICANT REDUCTION IN OPERATIONS OF SUBSIDIARY.

AS PREVIOUSLY REPORTED, IN FEBRUARY 2003, LOTUS PACIFIC, INC.
(THE "COMPANY") APPOINTED FOUR NEW MEMBERS TO THE BOARD OF DIRECTORS OF CORRELANT COMMUNICATIONS, INC., A DELAWARE CORPORATION AND A SUBSIDIARY OF THE COMPANY ("CORRELANT"), AND THE NEWLY CONSTITUTED BOARD OF DIRECTORS SUBSEQUENTLY APPOINTED NEW OFFICERS CORRELANT.
AS PREVIOUSLY REPORTED, EFFECTIVE JULY 31, 2003, HAROLD TUAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CO-FOUNDER OF CORRELANT RESIGNED AS A DIRECTOR OF CORRELANT AND NO LONGER SERVED AS PRESIDENT AND CEO OF CORRELANT. FROM SUCH DATE, CORRELANT HAS
BEEN WORKING TO FIND A PERMANENT CEO TO REPLACE MR. TUAN
AND RETAINED OUTSIDE CONSULTANTS TO ADVISE AND ASSIST DURING
THE TRANSITION PERIOD. SUCH CONSULTANTS WERE CHARGED WITH, AMONG OTHERS, EVALUATING CORRELANT'S BUSINESS OPERATIONS, ITS PRODUCTS
AND DEMAND FOR ITS PRODUCTS, AND FUTURE BUSINESS PROSPECTS.
AS PREVIOUSLY REPORTED, PRIOR TO JANUARY 31, 2002, CORRELANT SOLD DATA OVER CABLE SERVICE INTERFACE SPECIFICATION (DOCSIS) CERTIFIED
 CABLE MODEMS AND IN CERTAIN INSTANCES, THE MEDIA ACCESS CONTROLLER BUNDLED WITH CORRELANT'S CABLE MODEM SOFTWARE (MAC+SOFTWARE). EFFECTIVE FEBRUARY 2002, PRIMARILY IN RESPONSE TO ERODING MARGINS
ON ITS SALES OF THE COMPLETED CABLE MODEM, CORRELANT CHANGED ITS BUSINESS MODEL AND CONCENTRATED EFFORTS TOWARD SELLING ONLY THE MAC+SOFTWARE, A RESULT OF CORRELANT'S ATTEMPT TO INCREASE GROSS PROFIT PERCENTAGE, STREAMLINE BUSINESS OPERATIONS AND REDUCE OPERATING EXPENSES.

UPON RECOMMENDATION OF ITS CONSULTANTS, FOLLOWING MR. TUAN'S
RESIGNATION AS CEO, CORRELANT BEGAN A SUBSTANTIAL REDUCTION IN
ITS WORKFORCE AND OPERATIONS TO REDUCE OPERATING EXPENSES,
REDUCING THE NUMBER OF CORRELANT EMPLOYEES FROM 34 AS OF AUGUST 1, 2003 TO 18 EMPLOYEES AS OF DECEMBER 23, 2003.

ON DECEMBER 23, 2003, UPON RECOMMENDATION OF ITS CONSULTANTS,
CORRELANT'S BOARD OF DIRECTORS APPROVED THE WIND DOWN AND CEASING OF CORRELANT'S HISTORICAL OPERATIONS IN THE CABLE MODEM AND CABLE
MODEM SOFTWARE BUSINESS, WHICH WIND DOWN CORRELANT CURRENTLY
ANTICIPATES WILL BE COMPLETED BY THE FIRST QUARTER OF 2004.

THE COMPANY CURRENTLY EXPECTS THAT CORRELANT WILL SEEK TO
IDENTIFY MARKET OPPORTUNITIES AND TO IMPLEMENT A NEW BUSINESS PLAN COMPLEMENTARY WITH THE COMPANY'S BUSINESS AND LONG TERM STRATEGIES.

SALE OF INTEREST IN TCL DIGITAL TECHNOLOGIES, LTD.

ON DECEMBER 28, 2003, 2003, LOTUS PACIFIC, INC. (THE "COMPANY")
COMPLETED SALE OF ITS ENTIRE EQUITY INTEREST IN TCL DIGITAL TECHNOLOGIES, LTD. ("TCL DIGITAL") TO TCL INFORMATION TECHNOLOGY INDUSTRIAL
(GROUP) LTD. ("TCL INFORMATION") FOR A CASH PURCHASE PRICE OF
APPROXIMATELY US$5.6 MILLION.  TCL DIGITAL WAS FORMED AS A JOINT
VENTURE ENTITY BY THE COMPANY, BEIJING YOUBANG ONLINE ELECTRONICS
TECHNOLOGY CO., LTD. AND TCL COMPUTER TECHNOLOGY CO., LTD.
("TCL COMPUTER") IN JANUARY 2003.  TCL COMPUTER AND TCL INFORMATION
ARE AFFILIATES OF T.C.L. INDUSTRIES HOLDINGS (HK) LTD.
("TCL INDUSTRIES"), A STOCKHOLDER OF THE COMPANY.  LI DONGSHENG
AND VINCENT YAN, DIRECTORS OF THE COMPANY, ARE DIRECTORS AND
OFFICERS OF TCL INTERNATIONAL HOLDINGS LTD., A PUBLICLY TRADED
COMPANY ON THE HONG KONG STOCK EXCHANGE (HKSE: 1070.HK), AN AFFILIATE
OF TCL COMPUTER AND TCL INDUSTRIES.

FORWARD LOOKING STATEMENTS.

THE STATEMENTS IN THIS FORM 8-K CURRENT REPORT CONCERNING
CURRENT MANAGEMENT'S EXPECTATIONS ARE "FORWARD LOOKING
STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES
AND EXCHANGE ACT OF 1993, AS AMENDED, AND SECTION 21E OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, THAT INVOLVE RISKS AND UNCERTAINTIES. ANY STATEMENTS CONTAINED HEREIN (INCLUDING, WITHOUT LIMITATION, STATEMENTS TO THE EFFECT THAT THE
COMPANY OR MANAGEMENT "ESTIMATES," "EXPECTS," "INTENDS," "CONTINUES," "MAY," OR "WILL" OR STATEMENTS CONCERNING "POTENTIAL" OR VARIATIONS THEREOF OR COMPARABLE TERMINOLOGY OR THE
NEGATIVE THEREOF), THAT ARE NOT STATEMENTS OF HISTORICAL
FACT SHOULD BE CONSTRUED AS FORWARD LOOKING STATEMENTS.
THESE FORWARD-LOOKING STATEMENTS ARE BASED ON OUR MANAGEMENT'S CURRENT VIEWS AND ASSUMPTIONS.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE COMPANY HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

LOTUS PACIFIC, INC.
(COMPANY)

DATE:	DECEMBER 28, 2003

BY:	/S/ VINCENT YAN
		VINCENT YAN
		PRESIDENT AND CEO